SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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                                             Perma-Fix Environmental Services, Inc.
                                   (Name of Registrant as Specified in its Charter)

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                                                                 than the Registrant)

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

1940 N.W. 67th Place
Gainesville, Florida 32653

NOTICE OF ANNUAL MEETING
To Be Held November 6, 2002

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Meeting") of Perma-Fix Environmental Services, Inc. (the "Company") will be held at the offices of Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653, Wednesday, November 6, 2002, at 11:00 a.m. (EST), for the following purposes:

1.	To elect six (6) Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	To ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the 2002 fiscal year; and
3.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on September 23, 2002, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

Perma-Fix Environmental Services, Inc.'s Annual Report for 2001 is enclosed for your convenience.

By Order of the Board of Directors
/s/ Richard T. Kelecy
Richard T. Kelecy Secretary

Gainesville, Florida
October 9, 2002

Please complete, date, sign and return the accompanying Proxy whether or not you plan to attend the meeting in person. The enclosed return envelope requires no additional postage if mailed in the United States. If a stockholder decides to attend the meeting, he or she may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
1940 N.W. 67th Place
Gainesville, Florida 32653

PROXY STATEMENT
FOR THE
2002 ANNUAL MEETING OF STOCKHOLDERS

Solicitation

This Proxy Statement is furnished to the holders of the common stock, par value $.001 (the "Common Stock"), of Perma-Fix Environmental Services, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies to be used in voting at the 2002 Annual Meeting of Stockholders to be held at the Company's offices, located at 1940 N. W. 67th Place, Gainesville, Florida 32653, on Wednesday, November 6, 2002 , at 11:00 a.m. (EST), and any adjournments thereof (the "Meeting"). The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying Proxy Card were first mailed to stockholders on or about October 9, 2002.

The Company will pay the cost of preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. The Company will reimburse brokerage houses and custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Revocation of Proxy

The enclosed proxy is for use at the Meeting if the stockholder will not be able to attend in person. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company's Secretary either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy may also be revoked by any stockholder present at the Meeting who expresses a desire to vote his shares in person.

Record Date and Voting Shares

Only the holders of Common Stock of record at the close of business on September 23, 2002 (the "Record Date"), will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 34,298,382 shares (excluding 988,000 treasury shares) of Common Stock were issued and outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting. A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense.

Pursuant to the General Corporation Law of the State of Delaware, only votes cast "FOR" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether the stockholder votes "FOR," "AGAINST," "ABSTAIN" or "WITHHOLD" as to a particular matter shall be considered as a vote "FOR" that matter. Votes in which the stockholder specifies "WITHHOLD" or "ABSTAIN" are counted for quorum purposes. Abstentions and broker non-votes are not considered as votes "FOR" a particular matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall hold office until the next annual meeting of stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those Directors whose terms have expired are required to be elected by stockholder vote. Vacancies for an unexpired term and any additional positions created by the Board of Directors' action are filled by the existing Board of Directors.

The Company's Bylaws provide that the number of the Company's directors (the "Directors") shall be at least three (3), and that the number of Directors may be increased or decreased by action of the Board. The Board of Directors currently has determined that the number of Directors shall be six (6).

The six (6) Directors named below have been nominated for election at the Meeting to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified. Each nominee is an incumbent Director. Shares represented by the enclosed proxy will be voted "FOR" the election as Directors of the six (6) nominees named below unless authority is withheld. Except as described below, if any nominee named below becomes unavailable for election, the proxies in the form solicited will be voted for an alternate designated by the present Board of Directors. Approval of each nominee for election to the Board of Directors will require the affirmative vote of a plurality of the votes cast by the holders of the Company's Common Stock.

Although there is no formal procedure for stockholders to recommend nominees for the Board of Directors, the Nominating Committee will consider such recommendations if received one hundred twenty (120) days in advance of the annual meeting of stockholders. Recommendations should be addressed to the Nominating Committee at the Company's address and provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("Exchange Act").

Thomas P. Sullivan ("Mr. Sullivan") was appointed to the Board of Directors in June 1999 pursuant to the terms of certain Stock Purchase Agreements (as defined and described in "Certain Relationships and Related Transactions") to fill a newly created Board seat which was created in connection with the Stock Purchase Agreements. Under the terms of the Stock Purchase Agreements, the Sullivan Trusts (as defined in "Certain Relationships and Related Transactions"), which were the Sellers under the Stock Purchase Agreements, and which are controlled by Mr. Sullivan and his wife, are entitled to have one (1) nominee to the Company's Board of Directors as long as the Sullivan Trusts own of record, in the aggregate, not less than 1,500,000 shares of the Common Stock that the Sullivan Trusts acquired under the Stock Purchase Agreements. The Company agreed to recommend that its shareholders elect the one nominee selected by the Sullivan Trusts if such nominee is satisfactory to the Board of Directors of the Company. At the closing of the Stock Purchase Agreements, the Sullivan Trusts selected Mr. Sullivan as their nominee to the Company's Board of Directors, and, as a result, Mr. Sullivan was elected by the Board as a director to fill the newly created directorship and to serve until the Company's next annual meeting of stockholders. As of the Record Date, the Sullivan Trusts, in which the trustees and primary beneficiaries are Mr. Sullivan and his wife, are the beneficial owners of 1,555,904 shares of Common Stock, which shares were acquired under the Stock Purchase Agreements. Mr. Sullivan has been selected by the Sullivan Trusts as their nominee for the 2002 election of Directors.

Mr. Sullivan's son, Patrick Sullivan ("P. Sullivan"), was employed by a subsidiary of the Company, Perma-Fix of Orlando, Inc. ("PFO"), as an executive and/or general manager from the date of the Company's acquisition of PFO in June 1999 to June 2002, when he terminated his employment to go to work for a competitor of PFO in Orlando, Florida. P. Sullivan is subject to an agreement with the Company that provides, in part, that P. Sullivan would not solicit customers, suppliers or employees of the Company or PFO for a period of two years after termination of his employment. The Company has been advised that P. Sullivan violated the agreement and his duties to the Company and PFO prior to and after he terminated his employment with PFO.

The Company is currently investigating these claims against P. Sullivan. P. Sullivan has reimbursed the Company for certain personal expenses charged to, and paid by, the Company after the Company notified P. Sullivan of the allegation. Mr. Sullivan has denied committing any breach of his fiduciary duties to the Company in connection with these alleged actions by his son.

Nominees for Directors

The following sets forth information concerning the six (6) nominees for election as Directors:

Director/Nominee	Principal Occupation and Other Information
Dr. Louis F. Centofanti Chairman of the Board and Director since 1991, Age: 59	Dr. Centofanti has served as Chairman of the Board of the Company since he joined the Company in February 1991 and is a member of the Nominating Committee. Dr. Centofanti also served as President and Chief Executive Officer of the Company from February 1991 until September 1995, and from March 1996 to the present has served as President and Chief Executive Officer of the Company, and continues as Chairman of the Board. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President of USPCI, Inc. ("USPCI"), a large hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he founded PPM, Inc., a hazardous waste management company specializing in the treatment of PCB contaminated oils. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

Mark A. Zwecker Director since 1991, Age: 51	Mr. Zwecker has served as a Director of the Company since its inception in January 1991 and is a member of the Audit Committee, Nominating Committee and the Compensation and Stock Option Committee. Mr. Zwecker is currently President of ACI Technology, LLC, a position he has held since 1997. Previously, Mr. Zwecker was Vice President of Finance and Administration for American Combustion, Inc., a position he held from 1986 until 1998. In 1983, Mr. Zwecker participated as a founder with Dr. Centofanti in the start up of PPM, Inc. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

Jon Colin Director since 1996, Age: 46	Mr. Colin has served as a Director of the Company since December 1996 and is a member of the Audit Committee. Mr. Colin is currently Chief Operating Officer of Lifestar Response Corporation, a position he has held since October 2000. Previously Mr. Colin served as a consultant for Lifestar Response Corporation from September 1997 to October 2000. From 1990 to 1996, Mr. Colin served as President and Chief Executive Officer for Environmental Services of America, Inc., a publicly traded environmental services company. Mr. Colin also currently provides financial consulting services for a variety of technology-based companies. Mr. Colin has a B.S. degree in Accounting from the University of Maryland.

3

Thomas P. Sullivan Director since 1999, Age: 69	Mr. Sullivan has served as a Director of the Company since June 1, 1999, the date of his election by the Board of Directors to fill a newly created directorship pursuant to the terms of the Stock Purchase Agreements. He served as a member of the Audit Committee until March 2002 and is currently a member of the Compensation and Stock Option Committee. From 1976, when Mr. Sullivan purchased Chem-Met Services, Inc. ("CM"), until June 1, 1999, he served as Director and President of CM, one of the companies acquired by the Company under the Stock Purchase Agreements. Mr. Sullivan founded and served as Director and President of Chemical Conservation Corporation ("CCC") from its inception in 1983 until June 1, 1999, when it was acquired by the Company under the Stock Purchase Agreements. From 1988, when Mr. Sullivan purchased Chemical Conservation of Georgia, Inc. ("CCG"), until June 1, 1999, he served as Director and President of CCG. From 1957 to 1973, Mr. Sullivan held various positions with Crown Zellerbach Corporation and since 1982 has served as a director of Charter National Bank, located in Detroit, Michigan. Mr. Sullivan has a degree from John Carroll University, located in Cleveland, Ohio.

Jack Lahav Director since 2001, Age: 54	Jack Lahav was elected to the Board of Directors of the Company on September 20, 2001 to fill a newly created directorship. Mr. Lahav is a private investor, specializing in launching and growing businesses. Previously, Mr. Lahav was founder and president of Remarkable Products, Inc. from 1980 to 1993; Co-Founder of Lamar Signal Processing, Inc.; President of Advanced Technologies, Inc., a robotics company and Director of Vocaltech Communications, Inc.

Alfred C. Warrington, IV Director since March 2002, Age: 67	Mr. Warrington was elected to the Board of Directors on March 12, 2002, to fill a newly created directorship. He became a member of the Audit Committee in March 2002. Mr. Warrington was the founding chairman, co-chief executive officer and chief financial officer of Sanifill, Inc., a solid waste company that was eventually merged with Waste Management, Inc. In 1999, Mr. Warrington became a founding member and chairperson of a second waste services company, Frontier Waste, which was sold to Allied Waste in May 2001. Mr. Warrington currently serves as vice-chairman of HC Industries, Inc., a manufacturer of health and beauty aids. He has also been very active in community affairs and higher education. Mr. Warrington served as co-chairman of the MARTA referendum that brought rapid transit to the city of Atlanta and has been a strong supporter of the University of Florida, where he was instrumental in starting the School of Accounting. In recognition of his efforts and a significant contribution to help endow the College of Business, the University of Florida has renamed the College of Business as the Warrington College of Business. Most recently Mr. Warrington was appointed to the newly formed University of Florida Board of Trustees by Governor Jeb Bush. Prior to joining Sanifill, Mr. Warrington was a practicing CPA and a partner with Arthur Andersen & Co. Mr. Warrington holds a B.S.B.A. from the University of Florida.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SIX (6) NOMINEES AS THE COMPANY'S DIRECTORS.

Meetings and Committees of the Board of Directors

During 2001, the Board of Directors held six (6) meetings. No Director attended fewer than seventy-five percent (75%) of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2001. The Board of Directors has an Audit Committee, a Compensation and Stock Option Committee and a Nominating Committee.

Audit Committee:

The Audit Committee's duties are to:

*	review recommendations of independent auditors concerning the Company's accounting principles, internal controls and accounting procedures and practices;
*	review the scope of the annual audit;
*	approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors;
*	review and discuss with the independent auditors the audited financial statements; and
*	perform such other duties as set forth in the Audit Committee Charter.

The Audit Committee members during 2001 were Mark Zwecker, Thomas Sullivan and Jon Colin. The Audit Committee held four (4) meetings in 2001. In March 2002, Mr. Warrington replaced Mr. Sullivan on the Audit Committee, at which time Mr. Warrington became chairperson of the Audit Committee. Each member of the Audit Committee is "independent" as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers and as defined by Section 301 of the Sarbanes-Oxley Act of 2002.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter was appended to the proxy statement filed with the Securities and Exchange Commission in connection with the 2001 Annual Meeting of Stockholders. The Company is currently reviewing the existing Audit Committee Charter in light of the recently enacted Sarbanes-Oxley Act of 2002, and will revise the existing Audit Committee Charter as necessary to comply with the new Act.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all of the Company's officers and reviews general policy matters relating to compensation and benefits of the Company's employees. The members of the Compensation and Stock Option Committee during 2001 were Mark Zwecker, Thomas Sullivan and Jack Lahav. The Compensation and Stock Option Committee held one (1) meeting in 2001.

Nominating Committee:

The Nominating Committee recommends to the Board of Directors the nominees for election as the Company's directors. Members of the Nominating Committee during 2001 were Louis Centofanti and Mark Zwecker. The Nominating Committee held one (1) meeting in 2001.

Compensation of Directors

In 2001, each Director who was not employed by the Company was paid $1,000 for each month of service from January through September 2001 and $1,500 for each month thereafter, resulting in the four outside directors earning annual directors' fees in the total aggregate amount of $45,000 for services rendered in 2001. Each director elects to receive either sixty-five percent (65%) or one hundred percent (100%) of the director's fee in shares of Common Stock, based on a price per share equal to seventy-five percent (75%) of the fair market value of the Common Stock on the business day immediately preceding the date that the fee is due. The balance of each director's fee, if any, is payable in cash. The aggregate amount of accrued director's fees paid during 2001 to the four outside directors (Messrs. Colin, Lahav, Sullivan and Zwecker) was $36,000, paid by the issuance of 22,771 shares of Common Stock and $2,000 in cash payment. The aggregate amount of accrued director fees at December 31, 2001, to be paid in 2002, totals $18,000. Outside directors are also reimbursed for expenses incurred in attending meetings. Directors do not receive additional compensation for committee participation or special assignments, except for reimbursement of expenses. Directors that also serve as officers or employees of the Company are not compensated for their service as directors.

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders. Therefore, under the Company's 1992 Outside Directors Stock Option and Incentive Plan ("Outside Directors Plan"), each outside director is granted an option to purchase up to 15,000 shares of Common Stock on the date such director is initially elected to the Board of Directors and receives on each reelection date an option to purchase up to another 5,000 shares of Common Stock, with the exercise price being the fair market value of the Common Stock on the date that the option is granted. No option granted under the Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option is exercisable after the expiration of ten (10) years from the date the option is granted. As of December 31, 2001, options to purchase 255,000 shares of Common Stock had been granted under the Outside Directors Plan.

The Outside Directors Plan also provides that each eligible director shall receive, at such eligible director's option, either sixty-five percent (65%) or one hundred percent (100%) of the fee payable to such director for services rendered as a member of our Board in Common Stock. In either case, the number of shares of our Common Stock issuable to the eligible director shall be determined by valuing the Common Stock of the Company at seventy-five percent (75%) of its fair market value as defined by the Outside Directors Plan. As of the date of this report, we have issued 184,330 shares of the Company's Common Stock in payment of director fees, covering the period January 1, 1995 through September 30, 2001. The number of shares of Common Stock which may be issued in the aggregate under the Outside Directors Plan, either under options or stock awards, is 500,000 shares subject to adjustment.

Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company. See "EXECUTIVE COMPENSATION -- Summary Compensation Table."

The Company's 1991 Performance Equity Plan and the 1993 Non-qualified Stock Option Plan, described under "Report of the Compensation and Stock Option Committee-(c) Stock Options." (collectively, the "Plans") provide that in the event of a change in control (as defined in the Plans) of the Company, each outstanding option and award granted under the Plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement. As a result, all outstanding stock options and awards granted under the Plans to our executive officers shall immediately become exercisable upon such a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

From January 1, 2001 to September 20, 2001, the Compensation and Stock Option Committee for the Company's Board of Directors was composed of Mark Zwecker and Tom Sullivan. On September 20, 2001, Jack Lahav joined the Compensation and Stock Option Committee. Messrs. Zwecker, Sullivan and Lahav were neither officers nor employees during the year 2001. See "Certain Relationships and Related Transactions" for a discussion of transactions between the Company and Mr. Sullivan, directly or indirectly, during 2001.

Certain Relationships

There are no family relationships between any of the Company's existing Directors, executive officers, or persons nominated or chosen to become a Director or executive officer. Dr. Centofanti is the only Director who is the Company's employee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require the Company's executive officers and directors and beneficial owners of more than ten percent (10%) of any equity security of the Company registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes of ownership of the Company's equity securities with the Securities and Exchange Commission, and to furnish the Company with copies of all such reports. Based solely on a review of the copies of such reports furnished to the Company and information provided to the Company, the Company believes that during 2001 none of the executive officers and directors of the Company failed to timely file reports under Section 16(a), except that (i) a Form 4 was not timely filed for Jon Colin to report three transactions in May 2001; (ii) a Form 4 was not timely filed for each of Richard Kelecy, Roger Randall, Larry McNamara, and Louis Centofanti to report one transaction each in April 2001; and (iii) a Form 5 for Thomas Sullivan was not timely filed for December 2001 to report one transaction.

Capital Bank-Grawe Gruppe AG ("Capital Bank") has advised us that it is a banking institution regulated by the banking regulations of Austria which holds shares of our common stock on behalf of numerous investors. Capital Bank has represented that all of its investors are accredited investors under Rule 501 of Regulation D promulgated under the Act. In addition, Capital Bank has advised us that none of its investors beneficially own more than 4.9% of our common stock.

Capital Bank has further informed us that its clients (and not Capital Bank) maintain full voting and dispositive power over such shares. Consequently, Capital Bank has advised us that it believes it is not the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act of 1934, as amended (the "Exchange Act"), of the shares of our common stock registered in the name of Capital Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares. Capital Bank has informed us that it does not believe that it is required to file, and has not filed, reports under Section 16(a) or to file either Schedule 13D or Schedule 13G in connection with the shares of our common stock registered in the name of Capital Bank.

If the representations, or information provided, by Capital Bank are incorrect or Capital Bank was historically acting on behalf of its investors as a group, rather than on behalf of each investor independent of other investors, then Capital Bank and/or the investor group would have become a beneficial owner of more than 10% of our common stock on February 9, 1996, as a result of its acquisition of 1,100 shares of Series 1 Preferred Stock that were convertible into a maximum of 1,282,798 shares of Common Stock of the Company commencing 45 days after issuance of the Series 1 Preferred. If either Capital Bank or a group of Capital Bank's investors became a beneficial owner of more than ten percent (10%) of the Company's Common Stock on February 9, 1996, and thereby required to file reports under Section 16(a) of the Exchange Act, then Capital Bank also failed to file a Form 3 or any Forms 4 or 5 for period from February 9, 1996, until the present.

Audit Committee Report

The Audit Committee, which is appointed annually by the Board of Directors, currently consists of three directors, each of whom is independent and meets the other qualification requirements under the applicable rules of the NASDAQ Small Cap Market. The Audit Committee acts under an Audit Committee Charter which was adopted by the Board of Directors on April 27, 1999. This charter is currently being reviewed and will be revised, as necessary, to comply with the provisions of the recently adopted Sarbanes-Oxley Act of 2002. As described in its charter, the Audit Committee is responsible for providing independent objective oversight of the Company's accounting functions and internal controls.

In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

*	The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2001.
*	The Audit Committee has discussed with BDO Seidman LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.
*	The Audit Committee has received the written disclosures and the letter from BDO Seidman LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified or supplemented, and has discussed with BDO Seidman LLP, the independent accountant's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the Audit Committee:

Alfred C. Warrington, IV (Chairperson) Jon Colin Mark Zwecker

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid to our Chairman and Chief Executive Officer, Chief Financial Officer, the President of Industrial Services, and President of Nuclear Services.

		Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	All Other Compen- sation($)(1)

Dr. Louis F. Centofanti Chairman of the Board, President and Chief Executive Officer	2001 2000 1999	$138,667 130,000 123,421	$40,000 -- --	-- -- --	-- -- --	100,000 75,000 --	$9,000 9,000 4,500
Richard T. Kelecy Vice President and Chief Financial Officer	2001 2000 1999	128,333 120,000 111,373	30,000 -- 15,000	-- -- --	-- -- --	70,000 50,000 --	9,000 9,000 4,500
Roger Randall President of Industrial Services	2001 2000 1999	123,333 115,000 106,231	25,000 -- 15,000	-- -- --	-- -- --	70,000 50,000 --	9,000 9,000 9,000
Larry McNamara President of Nuclear Services	2001 2000 1999	127,667 116,448 104,191	30,000 -- --	-- -- --	-- -- --	120,000 50,000 --	9,000 3,000 --

(1)Each named executive receives a monthly automobile allowance of $750.

Option Grants in 2001

The following table sets forth certain information relating to individual grants of stock options made to each of the executive officers named in the above Summary Compensation Table during the last fiscal year and the potential realizable value of each grant of options, assuming that the market price of the underlying Common Stock appreciates in value during the ten-year option term at annualized rates of 5% and 10%.

Individual Grants

Name	Number of Shares of Common Stock Underlying Options Granted(1)	% of Total Options Granted to Employees in 2001	Exercise Price ($/sh)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%($)	10%($)

Dr. Louis F. Centofanti	100,000	10.9%	$1.75	04/03/11	$110,057	$278,905
Richard T. Kelecy	70,000	7.6	1.75	04/03/11	77,040	195,233
Roger Randall	70,000	7.6	1.75	04/03/11	77,040	195,233
Larry McNamara	120,000	13.1	1.75	04/03/11	132,068	334,686

(1) The Company has adopted a 1993 Non-qualified Stock Option Plan (the "1993 Plan"). In 2001, the Company granted options to purchase the number of shares of Common Stock set forth in the column pursuant to the 1993 Plan. The 1993 Plan provides that the options granted vest at the end of years one through five in 20% increments.

(2) All options were granted at or above market price (the closing bid price of the Common Stock on the NASDAQ Small Cap Market on the date of grant).

(3) The potential realizable value of each grant of options assumes that the market price of the Company's Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates shown above each column. The actual value that an executive may realize, if any, will depend on the amount by which the market price of the Company's Common Stock at the time of exercise exceeds the exercise price of the option. As of December 31, 2001, the closing price of a share of the Company's Common Stock as quoted on NASDAQ was $2.60. There is no assurance that any executive will receive the amounts estimated in this table.

Options Exercised in 2001 and Fiscal Year-end Option Values

None of the executive officers named in the Summary Compensation Table exercised stock options during 2001. The following table sets forth the number and the fiscal year-end value of unexercised options held by such officers:

Name	Number of Unexercised Options at Fiscal year-end (#)		Value of Unexercised in-the-Money Options at Fiscal Year End ($)(1)

	Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. Louis F. Centofanti	335,000	160,000	$ 62,250	$166,000
Richard Kelecy	150,000	130,000	173,000	139,500
Roger Randall	130,000	130,000	173,000	139,500
Larry McNamara	10,000	160,000	13,500	156,000

(1) Represents the difference between $2.60 (the closing price of the Company's Common Stock reported on the Nasdaq Small Cap Market on December 31, 2001), and the option exercise price. The actual value realized by a named executive officer on the exercise of these options depends on the market value of the Company's Common Stock on the date of exercise.

401(k) Plan

The Company adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the "401(k) Plan") in 1992, which is intended to comply with Section 401 of the Internal Revenue Code (the "Code") and the provisions of the Employee Retirement Income Security Act of 1974. All employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Participating employees may make annual pretax contributions to their accounts up to 18% of their compensation, up to a maximum amount as limited by law. The Company, at its discretion, may make matching contributions based on the employee's elective contributions. Company contributions vest over a period of five years. We elected not to provide any matching contributions for the years ended December 31, 1998 and 1997. However, beginning January 1, 1999, the Company currently matches up to 25% of our employee's contributions, not to exceed 3% of a participant's compensation. The Company contributed $241,000 in matching funds during 2001.

Employee Stock Purchase Plan

The Company has adopted the Perma-Fix Environmental Services, Inc. 1996 Employee Stock Purchase Plan (the "1996 Plan") which is intended to comply with Section 423 of the Code. All full-time employees who have completed at least six (6) months of continuous service, other than those that are deemed, for the purpose of Section 423(b)(3) of the Code, to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, are eligible to participate in the 1996 Plan. Participating employees ("Participants") may authorize for payroll periods beginning on or after January 1, 1997, payroll deductions from compensation for the purpose of funding the Participant's stock purchase account ("Stock Purchase Account"). This deduction may not be less than one percent (1%) nor more than five percent (5%) of the Participant's gross amount of compensation. The purchase price per share of the Common Stock to be sold to Participants pursuant to the 1996 Plan is the sum of (a) eighty-five percent (85%) of the fair market value of each share on the offering date on which such Offering commences or on the Exercise Date (as defined in the 1996 Plan) on which such offering expires, whichever is the lower, and (b) any transfer, excise or similar tax imposed on the transaction pursuant to which shares of Common Stock are purchased. The "Offering Date" means the first day of each January and July during which the 1996 Plan is in effect, commencing with January 1, 1997. There is no holding period regarding Common Stock purchased under the 1996 Plan, however, in order for a participant to be entitled to the tax treatment described in Section 423 of the Code with respect to the Participant's sale of Common Stock purchased under the 1996 Plan, such Stock must not be sold for at least one (1) year after acquisition under the 1996 Plan, except in the case of death. Any Participant may voluntarily withdraw from the 1996 Plan by filing a notice of withdrawal with the Board of

Directors prior to the fifteenth (15th) day of the last month in a Purchase Period (as defined in the 1996 Plan). Upon such withdrawal, the amount, if any, standing to the Participant's credit in the Participant's Stock Purchase Account is paid to the Participant. If a Participant ceases to be an eligible employee, the entire amount standing to the Participant's credit in the Participant's Stock Purchase Account on the effective date of such occurrence shall be paid to the Participant. The first purchase period commenced July 1, 1997. The following table details the resulting employee stock purchase totals, which includes 33,814 shares for the purchase period July 1 through December 31, 2001, which were issued in February 2002.

Purchase Period	Proceeds	Shares Purchased

July 1 - December 31, 1997	$ 16,000	8,276
January 1 - June 30, 1998	17,000	10,732
July 1 - December 31, 1998	22,000	17,517
January 1 - June 30, 1999	28,000	21,818
July 1 - December 31, 1999	49,000	48,204
January 1 - June 30, 2000	54,000	53,493
July 1 - December 31, 2000	52,000	46,632
January 1 - June 30, 2001	48,000	43,324
July 1 - December 31, 2001	69,000	33,814

Report of the Compensation and Stock Option Committee

The Compensation and Stock Option Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to the Company's executive officers, including the executive officers named in the Summary Compensation Table. The Company's compensation program for its executive officers is generally not formalized but is designed to provide levels of compensation required to assist the Company in attracting and retaining qualified executive officers. The Compensation Committee attempts to set an executive officer's compensation at a level which is similar to such officer's peers in the industry consistent with the size of the Company. Generally, executive officer compensation, including that of the Chief Executive Officer, is not directly related to the Company's performance. Instead, the Compensation Committee has a philosophy which recognizes individual initiative and achievement in arriving at an officer's compensation. The executive compensation program is comprised of salary, cash incentives and stock options. The following is a discussion of each of the elements of the executive compensation program.

Salary

Generally, base salary for each executive officer is similar to levels within the industry and comparable to the level which the Company believes could be attained for equal positions elsewhere, but consistent with the Company's size. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. The Board of Directors increased Dr. Centofanti's salary in 2001 through application of an inflation factor and, in addition, the Compensation Committee further increased Dr. Centofanti's compensation to a level it believed was consistent with salary levels of other Chief Executive Officers at similar situated and sized companies in the waste industry. Mr. Kelecy's, Mr. Randall's and Mr. McNamara's salaries were increased in 2001, in response to the Compensation Committee's review of executive officer salary levels at similarly sized and situated companies within the Company's industry.

Cash Incentives

The cash incentive plan is a program through which cash bonuses may be paid on an annual basis to reward significant corporate accomplishments and individual initiative demonstrated by executive officers during the prior fiscal year. The amount of cash bonus is determined by the Compensation Committee.

Stock Options

The Company's 1991 Performance Equity Plan and 1993 Non-qualified Stock Option Plan were adopted for the purpose of promoting the interests of the Company and its stockholders by attracting and retaining executive officers and other key employees of outstanding ability. Options are granted to eligible participants based upon their potential impact on corporate results and on their individual performance. Generally, options are granted at market value, vest over a number of years, and are generally dependent upon continued employment. The Compensation Committee believes that the grant of time-vested options provides an incentive that focuses the executive officers' attention on managing the Company from the perspective of owners with an equity stake in the Company. Options further motivate executive officers to maximize long-term growth and profitability because value is created in the options only as the Common Stock price increases after the option is granted.

Compensation and Stock Option Committee Mark Zwecker Jack Lahav Thomas P. Sullivan

Common Stock Price Performance Graph

The following Common Stock price performance graph compares the yearly change in the Company's cumulative total stockholders' returns on the Common Stock during the years 1997 through 2001, with the cumulative total return of the NASDAQ Market Index and the published industry index prepared by Media General and known as Media General Industry Group 095-Waste Management Index ("Industry Index") assuming the investment of $100 on December 31, 1996.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG PERMA-FIX ENVIRONMENTAL SERVICES, INC., NASDAQ MARKET INDEX AND MG GROUP INDEX

DOLLARS
300
250
200
150
100
50
0
1997
2000
2001
PERMA-FIX ENVIRONMENTAL SERVICES, INC.
MG GROUP INDEX
NASDAQ MARKET INDEX

ASSUMES $100 INVESTED ON JAN. 01, 1997
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2001

Assumes $100 invested at year-end 1996 in the Company, the Industry Index and the Broad Market. The above five-year Total Shareholder Return Graph shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not be deemed to be soliciting material or to be filed under such Acts.

CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

As of the record date, the Company does not know of any beneficial owners of more than five percent (5%) of any class of the Company's voting securities, based on Capital Bank's representation to us that:

*	Capital Bank owns shares of the Company's Common Stock and rights to acquire shares of the Company's Common Stock only as agent for certain of Capital Bank's investors;
*	None of Capital Bank's investors beneficially own more than 4.9% of the Company's Common Stock;
*	Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors; and
*	Capital Bank has neither voting nor investment power over the shares of Common Stock owned by Capital Bank, as agent for its investors..

Beneficial ownership by the Company's stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership of such securities within 60 days from the Record Date.

Notwithstanding the previous paragraph, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors would be a beneficial owner of more than 10% of the Company's voting securities. The following table sets forth information as to the shares of voting securities owned of record by Capital Bank on the Record Date as if Capital Bank were the beneficial owner of such securities.

Name of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)

Capital Bank Grawe Gruppe(2)	Common	15,256,356(2)	37.83%

(1) In computing the number of shares and the percentage of outstanding Common Stock "beneficially owned" by a person, the calculations are based upon 34,298,382 shares of Common Stock issued and outstanding on September 23, 2002 (excluding 988,000 Treasury Shares), plus the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days.

(2) This amount includes 9,231,039 shares that Capital Bank owns of record, as agent for certain accredited investors and 4,358,650 shares that Capital Bank has the right to acquire, as agent for certain investors, within 60 days under certain Warrants. The Warrants are exercisable at exercise prices ranging from $1.42 to $1.97 per share of Common Stock. This amount also includes 1,666,667 shares of Common Stock issuable upon the conversion of 2,500 shares of Series 17 Preferred held by Capital Bank. This amount does not include the shares of Common Stock which may be issuable for payment of dividends on the Series 17 Preferred. Capital Bank has also advised the Company that it is holding these Warrants, including the Warrants acquired in the Private Offering, and shares on behalf of numerous clients, all of which are accredited investors. Although Capital Bank is the record holder of the shares of Common Stock and Warrants described in this note, Capital Bank has advised the Company that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised the Company that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds Company Common Stock holds more than 4.9% of the issued and outstanding Common Stock of the Company; (b) has no right to, and is not believed to possess the power to, exercise control over the Company's management or its policies; (c) has not nominated, and has not sought to nominate, a director to the Company's board; and (d) has no representative serving as an executive officer of the Company, the Company does not believe that Capital Bank is an affiliate of the Company. Capital Bank's address is Burgring 16, 8010 Graz, Austria. Capital Bank has advised the Company that it is a banking institution regulated by the banking regulations of Austria. Capital Bank is a wholly owned subsidiary of Grazer Wechselseitige Versicherung Aktiengesellschaft ("Grazer"). Capital Bank has advised the Company that Grazer is wholly owned by GRAWE VERMOGENSVERWALTUNG, a mutual insurance association ("GRAWE"). Capital Bank has further advised the Company that the owners of GRAWE are all insurance holders of Grazer with an insurance agreement for more than one year.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of September 23, 2002, by each Director and each executive officer of the Company listed in the Summary Compensation table and all Directors and executive officers of the Company as a group. Beneficial ownership by the Company's stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within sixty (60) days. All voting securities are owned both of record and beneficially unless otherwise indicated.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock(1)

Dr. Louis F. Centofanti(2)(3)	1,215,434	(3)	3.51%
Mark A. Zwecker(2)(4)	245,003	(4)	*
Jon Colin(2)(5)	53,489	(5)	*
Thomas P. Sullivan(2)(6)	1,618,802	(6)	4.72%
Jack Lahav(2)(7)	1,158,026	(7)	3.32%
Alfred C. Warrington, IV(2)(8)	150,893	(8)	*
Richard T. Kelecy(2)(9)	202,877	(9)	*
Roger Randall(2)(10)	168,000	(10)	*
Larry McNamara(2)(11)	44,000	(11)	*
Directors and Executive Officers as a Group (9 persons)	4,856,524		13.57%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under "Security Ownership of Certain Beneficial Owners."

(2) The business address of such person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653.

(3) These shares include (i) 541,434 shares held of record by Dr. Centofanti; (ii) options to purchase 70,000 shares granted pursuant to the 1993 Non-qualified Stock Option Plan, which are immediately exercisable; (iii) options to purchase 300,000 shares granted pursuant to Dr. Centofanti's employment agreement that expired in 2000, which are immediately exercisable; and (iv) 304,000 shares held by the wife of Dr. Centofanti. This amount does not include options to purchase 125,000 shares granted pursuant to the 1993 Non-qualified Stock Option Plan, which are not exercisable within sixty (60) days. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power.

(4) These shares include: (i) 200,003 shares of Common Stock held of record by Mr. Zwecker; (ii) 5,000 options to purchase Common Stock pursuant to the 1993 Plan, which are immediately exercisable; and (iii) options to purchase 40,000 shares granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable.

(5) These shares include: (i) 13,489 shares held of record by Mr. Colin, and (ii) options to purchase 40,000 shares granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable.

(6) These shares include (i) 32,898 shares held of record by Mr. Sullivan, (ii) options to purchase 30,000 shares granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan, which are immediately exercisable, and (iii) 1,555,904 shares held by the Ann L. Sullivan Living Trust, dated September 6, 1998 ("ALS Trust"), a trust established for the benefit of Ann L. Sullivan. Ann L. Sullivan is the wife of Mr. Sullivan and is the trustee and primary beneficiary of the ALS Trust. Mr. Sullivan and his wife share beneficial ownership over the shares held by the ALS Trust.

(7) These shares include: (i) 571,597 shares of Common Stock held of record by Mr. Lahav; (ii) 571,429 warrants to purchase Common Stock issued under the Company's private offering completed in July 2001; and (iii) 15,000 options to purchase Common Stock pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable.

(8) These shares include: (i) 120,893 shares of Common Stock held of record by Mr. Warrington; (ii) 20,000 options to purchase Common Stock pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable, and (iii) 10,000 options to purchase Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan.

(9) These shares include: (i) 14,877 shares of Common Stock held of record by Mr. Kelecy, and (ii) 188,000 options to purchase Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan. This amount does not include options to purchase 92,000 shares of Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan which are not exercisable within sixty (60) days.

(10) These shares include: (i) 168,000 options to purchase Common Stock pursuant to the 1993 Non-qualified Stock Option Plan, which are immediately exercisable. This amount does not include options to purchase 92,000 shares of Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan which are not exercisable within sixty (60) days.

(11) These shares which include: (i) 44,000 options to purchase Common Stock pursuant to the 1993 Non-qualified Stock Option Plan which are exercisable within 60 days. This amount does not include warrants to purchase 126,000 shares pursuant to the 1993 Non-qualified Stock Option Plan which are not exercisable within sixty (60) days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Private Offering

During July 2001, Jack Lahav, a current member of the Company's Board of Directors, purchased 571,429 units at $1.75 per unit pursuant to the Company's Private Offering completed July 2001, and Capital Bank, as agent for certain of its accredited investors, purchased 842,995 units in the Private Offering. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock at $1.75 per share. Shareholder approval was required prior to any of the warrants being exercised. The stockholders of the Company approved the exercise of the Warrants in a special meeting of stockholders held in June 2002.

Chemical Conservation Corporation ("CCC"), Chemical Conservation of Georgia, Inc ("CCG"),
and Chem-Met Services, Inc. ("CM")
Thomas P. Sullivan, Ann L. Sullivan, and the Sullivan Trust

On May 27, 1999, (i) the Company, CCC, CCG, The Thomas P. Sullivan Living Trust, dated September 6, 1978 ("TPS Trust"); The Ann L. Sullivan Living Trust, dated September 6, 1978 ("ALS Trust"); Thomas P. Sullivan, an individual ("Mr. Sullivan"); and Ann L. Sullivan, an individual ("ALS"), entered into a Stock Purchase Agreement ("Chem-Con Stock Purchase Agreement"), wherein the Company purchased all of the outstanding capital stock of CCC and CCG from the ALS Trust pursuant to the terms of the Chem-Con Stock Purchase Agreement, and (ii) the Company, CM, the TPS Trust, the ALS Trust, Mr. Sullivan and ALS entered into a Stock Purchase Agreement ("Chem-Met Stock Purchase Agreement"), whereby the Company purchased all of the outstanding capital stock of CM from the TPS Trust pursuant to the terms of the Chem-Met Stock Purchase Agreement. The Chem-Con Stock Purchase Agreement and the Chem-Met Stock Purchase Agreement are collectively referred to as the "Stock Purchase Agreements." The TPS Trust and the ALS Trust are collectively referred to as the "Sullivan Trusts." Mr. Sullivan and ALS are husband and wife.

Under the terms of the Stock Purchase Agreements, the purchase price paid by the Company in connection with the acquisition of CCC, CCG and CM was $8,700,000, consisting of (i) $1,000,000 in cash paid at closing, (ii) three promissory notes ("Promissory Notes"), in the aggregate amount of $4,700,000, to be paid in equal monthly installments of principal and interest of approximately $90,000 over five years and having an interest rate of 5.5% for the first three years and 7% for the remaining two years, with payment of such Promissory Notes being guaranteed by CM under a non-recourse guaranty, which non-recourse guaranty is secured by certain real estate owned by CM, and (iii) $3,000,000 paid in the form of 1,500,000 shares of Common Stock, paid to the ALS Trust at closing; however, if the ALS Trust owned any of such shares of Common Stock at the end of eighteen (18) months from the June 1, 1999, closing date (the "Guarantee Period") and the market value (as determined below) per share of Common Stock at the end of the Guarantee Period is less than $2.00 per share, the Company had agreed to pay the ALS Trust, within ten (10) business days after the end of the Guarantee Period, an amount equal to the sum determined by multiplying the number of shares of Common Stock issued to the ALS Trust under the Stock Purchase Agreements that are still owned by the ALS Trust at the end of the Guarantee Period by $2.00 less the market value (as determined below) of such shares of Common Stock owned by the ALS Trust at the end of the Guarantee Period, with such amount, if any, payable by the Company to the ALS Trust, at the Company's option, in cash or in Common Stock or a combination thereof. Notwithstanding anything to the contrary, the aggregate number of shares of Common Stock issued or issuable under the Stock Purchase Agreements for any reason whatsoever shall not exceed eighteen percent (18%) of the number of issued and outstanding shares of Common Stock on the date immediately preceding the June 1, 1999, closing date. The market value of each share of Common Stock at the end of the Guarantee Period shall be determined based on the average of the closing sale price per share of Common Stock as reported on the NASDAQ SmallCap Market ("NASDAQ") for the five (5) consecutive trading days ending with the trading day immediately prior to the end of the Guarantee Period. Under the Company's loan agreement, the Company may only pay any such amount due the ALS Trust at the end of the Guarantee Period in Common Stock unless the lender agrees that the Company may satisfy all or part of such in cash. In December 2000, 55,904 share of Common Stock were issued pursuant to the guarantee with the average price for the five days preceding the end of the Guarantee Period being $1.93.

In connection with the Stock Purchase Agreements, the ALS Trust, the TPS Trust, ALS and Mr. Sullivan agreed that for a period of two (2) years from the date of Closing, none of them shall without the prior consent of the Board of Directors of the Company (i) acquire or permit any of their affiliates to acquire beneficial ownership of any voting securities of the Company or any rights or option to acquire voting securities of the Company or any securities convertible into any voting securities of the Company, with the exception that Michael F. Sullivan and Patrick Sullivan, sons of Mr. Sullivan and ALS, may acquire shares of Common Stock; (ii) solicit, or encourage any solicitation of, or permit any of their affiliates to solicit, or encourage any solicitation of, (a) proxies with respect to voting securities of the Company, or (b) tender or exchange offers for voting securities of the Company or (c) any election contest relating to the election of directors of the Company; or (iii) take any action to acquire or affect the control of the Company.

Under the terms of the Stock Purchase Agreements, the Sullivan Trusts, which were the sellers under the Stock Purchase Agreements and which are controlled by the Sullivans, are entitled to have one nominee (that is acceptable to the Board of Directors) nominated to the Board of Directors as long as the Sullivan Trusts own of record, in the aggregate, not less than 1,500,000 shares of the Company's Common Stock that were required under the Stock Purchase Agreements. As a result, Mr. Sullivan has been serving as a member of the Company's Board of Directors. See "Election of Directors."

Further, in connection with the Company entering into its term and revolving credit facility, the Sullivan Trusts have agreed to subordinate to the lender under the credit facility all amounts owing by the Company and/or its subsidiaries under the Promissory Notes, and under such subordination agreement the Company and/or its subsidiary may make regularly scheduled payments to the Sullivan Trusts under the Promissory Notes as long as no event of default under the loan agreement has occurred and is continuing.

In addition, during 1999 the Company made certain claims against the Sullivans and the Sullivan Trusts as a result of a claims made by third parties and certain issues relating to CM's 401(K) Plan which the Company alleged were contrary to the Stock Purchase Agreements. During 2000, the Sullivan Trusts paid to the Company the sum of $80,000 in settlement of the third party claims by the Company reducing certain amounts it owed to the Sullivan Trusts by this amount. The Company and the Sullivans are currently investigating the 401(K) Plan issues.

See Proposal 1 - Election of Directors for a discussion of issues relating to Mr. Sullivan's son, Patrick Sullivan.

CERTAIN TRANSACTIONS WITH CAPITAL BANK

Preferred Stock Conversion and Exchange

Effective as of April 6, 2001, the Company and Capital Bank completed the Conversion and Exchange Agreement, whereby Capital Bank converted a portion of the Company's preferred stock owned of record by Capital Bank, as agent for certain of its accredited investors, for shares of the Company's Common Stock and exchanged the remaining preferred stock held by Capital Bank for shares of the Company's newly designated Series 17 Preferred Stock.

Prior to the consummation of the Conversion and Exchange Agreement, Capital Bank owned of record, as its agent for certain of its accredited investors, 1,769 shares of the Company's Series 14 Preferred , 616 shares of the Company's Series 15 Preferred, and 1,797 shares of the Company's Series 16 Preferred. Capital Bank converted 1,314 shares of Series 14 Preferred and 416 shares of Series 15 Preferred into an aggregate of 1,153,333 shares of the Company's Common Stock on April 6, 2001. Capital Bank then exchanged the remaining shares of Series 14 Preferred, Series 15 Preferred, and Series 16 Preferred for a total of 2,500 shares of the Series 17 Preferred. As a result of the consummation of the Conversion and Exchange Agreement, no shares of Series 14 Preferred, Series 15 Preferred, or Series 16 Preferred remain outstanding.

The Series 17 Preferred may be converted into shares of Common Stock at any time at a conversion price of $1.50 per share, subject to adjustment as set forth in the Certificate of Designations relating to the Series 17 Preferred. The Series 17 Preferred has a "stated value" of $1,000 per share. The Company may, at its sole option, redeem, in whole or in part, at any time, and from time to time the then outstanding Series 17 Preferred at the following cash redemption prices if redeemed during the following periods: (a) within 12 months from June 1, 2001 - $1,100 per share, and (b) after June 1, 2002 - $1,200 per share. Upon any notice of redemption, Capital Bank shall have only five business days to exercise its conversion rights regarding the redeemed shares.

The Company engaged in the series of exchanges with Capital Bank for various series of Preferred Stock for a newly issued series of preferred stock in order to provide conversion terms more favorable to the Company and to improve the Company's capital structure. Prior to the exchanges, the floating conversion price of the Company's preferred stock resulted in the holders of the preferred stock realizing decreasing conversion prices for an increasing number of shares of common stock. By engaging in the exchanges, the Company has set the conversion price at a fixed price, and the total number of shares issuable upon conversion of the preferred stock is now fixed at a specified number. The exchanges have also enabled the Company to simplify its capital structure. As a result of the series of exchanges and conversions of a certain number of preferred stock, ending in the exchange for the currently outstanding Series 17 Preferred, the Company now has only one series of preferred stock outstanding, and instead of floating conversion rates, the Series 17 Preferred has a fixed rate. The Company believes that this simplified capital structure (a) helps facilitate the Company's borrowing and capital raising efforts, and (b) improves the ability of the Company's investors and market professionals to analyze the Company's financial status.

The Series 17 Preferred accrues dividends on a cumulative basis at a rate of five percent (5%) per annum which dividends are payable semiannually when and as declared by the Board of Directors. During 2001, accrued dividends on the Series 17 Preferred of approximately $92,000 were paid in the form of 36,718 shares of the Company's Common Stock, of which 24,217 were issued in March 2002.

Debt for Equity Exchange

On August 29, 2000, the Company entered into a short term bridge loan agreement with Capital Bank in connection with the Company's acquisition of DSSI. This loan agreement (the "$3,000,000 Capital Loan Agreement") was between the Company and Capital Bank, pursuant to which Capital Bank, acting as agent for certain investors who provided the funds, loaned (the "$3,000,000 Capital Loan") the Company the aggregate principal amount of $3,000,000, as evidenced by a Promissory Note (the "$3,000,000 Capital Promissory Note") in the face amount of $3,000,000, having an initial maturity date of November 29, 2000, and bearing an annual interest rate of 12%. On December 19, 2000, this agreement was also amended pursuant to the terms of the PNC Revolving Credit and Term Loan Agreement, which extended the due date of the principal and interest to July 1, 2001.

The Company entered into an agreement (the "Exchange Agreement") with Capital Bank, to issue to Capital Bank, as agent for certain of its accredited investors, 1,893,505 shares of the Company's Common Stock and a Warrant to purchase up to 1,839,405 shares of Common Stock at an exercise price of $1.75 per share (the "Capital Bank Warrant"), in satisfaction of all amounts due or to become due under the $3,000,000 Capital Loan Agreement and the related $3,000,000 Capital Promissory Note, including the Company's obligations to issue to Capital Bank shares of Common Stock if the $3,000,000 Capital Promissory Note was not paid by certain due dates. The $3,000,000 Capital Promissory Note became due on July 1, 2001. The Exchange Agreement was completed effective as of July 9, 2001.

Upon the closing of the Exchange Agreement, the Company (a) paid to Capital Bank a closing fee of $325,000, payable $75,000 cash and by the issuance by the Company of 105,932 shares of the Company's Common Stock, such number of shares being equal to the quotient of $250,000 divided by the last closing bid price of the Common Stock as quoted on the NASDAQ on June 26, 2001, and (b) issued certain five year Warrants for the purchase of up to 625,000 shares of Common Stock at a purchase price of $1.75 per share.

Potential Change in Control

As of September 23, 2002, Capital Bank owned of record, as agent for certain accredited investors, 9,231,039 shares of common stock representing 26.9% of our issued and outstanding common stock. As of that date, Capital Bank also had the right to acquire an additional 6,025,317 shares of common stock, comprised of (a) 842,995 shares issuable upon exercise of the Unit Warrants purchased in the Private Placement by Capital Bank as agent for certain investors; (b) 3,515,655 shares of common stock issuable under various other warrants held by Capital Bank, as agent for certain investors; and (c) 1,666,667 shares of common stock issuable to Capital Bank upon the conversion of 2,500 shares of Series 17 Preferred held by Capital Bank.

If Capital Bank were to acquire all of the shares of common stock issuable upon exercise of the various warrants held by Capital Bank and the shares of common stock issuable upon conversion of the Series 17 Preferred, then Capital Bank would own of record 15,256,356 shares of common stock, representing 37.8% of the issued and outstanding common stock. The foregoing estimates assume that we do not issue any other shares of common stock; no other warrants or options are exercised; we do not acquire additional shares of common stock as treasury stock; and Capital Bank does not dispose of any shares of common stock.

Capital Bank has advised us that it is a banking institution regulated by the banking regulations of Austria which holds shares of our common stock on behalf of numerous investors. Capital Bank asserts that it is precluded by Austrian law from disclosing the identities of its investors, unless so approved by each such investor. Capital Bank has represented that all of its investors are accredited investors under Rule 501 of Regulation D promulgated under the Act. In addition, Capital Bank has advised us that none of its investors beneficially own more than 4.9% of our common stock. Certain of its investors recently gave Capital Bank permission to disclose their identities in order to be included as Selling Stockholders in our Second Amendment to the S-3 Registration Statement. Capital Bank has further informed us that its clients (and not Capital Bank) maintain full voting and dispositive power over such shares. Consequently, Capital Bank has advised us that it believes it is not the beneficial owner, as such term is defined in Rule 13d-3, of the shares of our common stock registered in the name of Capital Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares. Capital Bank has informed us that it does not believe that it is required to file, and has not filed, reports under Section 16(a) or to file either Schedule 13D or Schedule 13G in connection with the shares of our common stock registered in the name of Capital Bank.

If Capital Bank's investors agree to, or reach an understanding to, act as a group or otherwise to act in concert for the purposes of voting on matters subject to stockholder vote, our operations and management could be greatly impacted. For example, if Capital Bank acquires the shares of common stock described in the previous paragraph, the Capital Bank investor group may be able to cause a change in at least 50% of the members of our Board of Directors. This change in Board membership could be an event of default under our $22 million credit facility (the "Credit Facility") and our $5.6 million outstanding Subordinated Notes. If the Capital Bank investor group were to cause Dr. Louis Centofanti to be removed from our Board of Directors or as our president and chief executive officer, the removal could be an event of default under the Credit Facility and the Subordinated Notes. The Company is not aware of any agreement or understanding among Capital Bank's investors to act as a group.

If the representations or information provided, by Capital Bank are incorrect or Capital Bank was historically acting on behalf of its investors as a group, rather than on behalf of each investor independent of other investors, the Capital Bank and/or the investor group would have become a beneficial owner (as that term is defined under Rule 13d-3 as promulgated under the Exchange Act of 1934, as amended (the "Exchange Act")) of more than 10% of our Common Stock. Capital Bank and/or its investor group has not filed with the Securities and Exchange Commission and the Company, among other reports, any Forms 3, 4 or 5, and has not filed any applicable Schedules 13D or 13G as a result of acquiring shares of our voting equity securities.

Because Capital Bank (a) has advised us that it holds the common stock as a nominee only and that it does not exercise voting or investment power over our common stock held in its name and that no one investor of Capital Bank for which it holds our common stock holds more than 4.9% of our issued and outstanding common stock; (b) has no right to, and is not believed to possess the power to, exercise control over our management or our policies; (c) has not nominated, and has not sought to nominate, a director to our board; and (d) has no representative serving as an executive officer of the Company, we do not believe that Capital Bank is an affiliate of the Company.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to ratification by the Stockholders, the Audit Committee has appointed BDO Seidman, LLP ("BDO Seidman") as independent accountants to audit the consolidated financial statements of the Company for fiscal year 2002. BDO Seidman has been the Company's independent accountant since December 18, 1996. It is expected that representatives of BDO Seidman will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging BDO Seidman, neither the Company nor anyone on its behalf consulted with BDO Seidman regarding either the application of accounting principles to a specified transaction, contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $169,540. Approximately 94% of the total hours spent on the audit of the Company's financial statements for the year ended December 31, 2001, were spent by Gallogly,

Fernandez and Riley, LLP ("GFR") members of the BDO alliance network of firms. Such members are not full time, permanent employees of BDO Seidman, LLP.

Financial Information Systems Design and Implementation Fees

BDO Seidman was not engaged to provide financial information systems design and implementation services to the Company for the fiscal year ended December 31, 2001.

All Other Fees

The aggregate fees billed by BDO Seidman, LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2001, were $5,795.

During 2001, the Company acquired East Tennessee Materials and Energy Corporation ("M&EC"). In connection with this acquisition, the Company retained GFR to audit M&EC for the three years ended December 31, 1998, 1999 and 2000. The audit fees paid by the Company to GFR for said services were $58,460. The aggregate fees billed by GFR for services rendered to the Company, other than audit services, were $21,100 for tax preparation and $10,000 for 401(k) review.

The Audit Committee of the Company's Board of Directors has considered whether BDO Seidman's provision of the services described above for the fiscal year ended December 31, 2001, is compatible with maintaining its independence. The Audit Committee also considered whether GFR's audit of M&EC for the three years prior to the Company's acquisition of M&EC and its provision of non-audit services affected BDO's independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE REAPPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2003 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2003 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than June 9, 2003. Any stockholder proposal submitted with respect to the Company's 2003 Annual Meeting of Stockholders which proposal is received by the Company after June 9, 2003, will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy. Such proposals should be addressed to Richard T. Kelecy, Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653.

OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Additional copies of the Annual Report and the Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying Proxy Card may be obtained from the Company.

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Annual Report on Form 10-K

The Company will provide, without charge, to each stockholder solicited to vote at the Meeting, on the written request of the stockholder, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company's Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company's Chief Financial Officer at 1940 N.W. 67th Place, Gainesville, Florida 32653.

Order of the Board of Directors Richard T. Kelecy Secretary Gainesville, Florida October 9, 2002

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on November 6, 2002

          The undersigned hereby appoints Dr. Louis F. Centofanti and Richard T. Kelecy, and each of them severally, the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Shareholders of Perma-Fix Environmental Services, Inc. (the "Company") at the offices of Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, FL 32653, at 11:00 a.m. (EDST), on November 6, 2002, and at any adjournment of that meeting, and to vote the undersigned's shares of Common Stock, as designated below.

1.     Election of Directors:
              [   ]  For All Nominees Listed Below                                                [   ] Withhold Authority to Vote For All
                (except as marked to the contrary below) Nominees Listed Below
      (Instruction: To withhold authority to vote for an individual nominee, strike through the nominee's name below.)
           Dr. Louis F. Centofanti                          Jon Colin                           Jack Lahav
           Mark A. Zwecker                                   Thomas P. Sullivan            Alfred C. Warrington, IV

2.     Ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company for fiscal year 2002.

         [   ]  FOR                                                   [   ] AGAINST                   [   ] ABSTAIN

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2 ABOVE.

(Please sign on reverse side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PERMA-FIX ENVIRONMENTAL SERVICES, INC.  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1 AND 2. IF THE UNDERSIGNED MAKES NO SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

          Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

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